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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            D&N CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                 Delaware                                  Applied For
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  (State of incorporation or organization)               (I.R.S. Employer
                                                        Identification No.)

 400 Quincy Street, Hancock, Michigan                          49930
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(Address of principal executive offices)                      (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act.

                                      None
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                                (Title of Class)


Securities to be registered pursuant to Section 12(g) of the Act:

           [ ]% Noncumulative Exchangeable Preferred Stock, Series A,
                           par value $25.00 per share
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                                (Title of Class)


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Item 1. Description of Registrant's Securities to be Registered.

        For a description of the Registrant's securities to be registered, reference is made to the Prospectus, under the section entitled "Description of Series A Preferred Shares", filed with the Securities and Exchange Commission (the "Commission") on April 29, 1997, as Part I of the Registrant's initial filing of its Registration Statement on Form S-11 (Registration Number 333-26039), which is hereby incorporated by reference.

Item 2. Exhibits.

        1. Registration Statement on Form S-11 (Registration Number 333-26039) filed with the Commission on April 29, 1997 and any amendments thereto, is hereby incorporated by reference.

        2. Restated Certificate of Incorporation filed as Exhibit 3(a)(iii) to the Registration Statement on Form S-11 (Registration Number 333-26039) filed with the Commission on April 29, 1997 and any amendments thereto, is hereby incorporated by reference.

        3. Bylaws filed as Exhibit 3(b) to the Registration Statement on Form S-11 (Registration Number 333-26039) filed with the Commission on April 29, 1997 and any amendments thereto, is hereby incorporated by reference.

        4. Specimen Stock Certificate filed as Exhibit 4 to the Registration Statement on Form S-11 (Registration Number 333-26039) filed with the Commission on April 29, 1997 and any amendments thereto, is hereby incorporated by reference.

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                                   SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        D&N CAPITAL CORPORATION


Date:       June 27, 1997               By:   /s/ Kenneth R. Janson
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                                              Kenneth R. Janson, President